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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: April 5, 1996


                          AirTouch Communications, Inc.

    Delaware                    1-12342                          94-3213132
(State or other            (Commission File                    (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)

             One California Street, San Francisco, California 94111
   -------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (415) 658-2000


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Item 5.  Other Events.

AirTouch Communications, Inc. ("AirTouch") announced on Saturday, April 6, 1996 that it will acquire the shares of Cellular Communications, Inc. that it did not already own as described in the press release attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit 10. Agreement and Plan of Merger among AirTouch Communications, Inc., AirTouch Cellular and Cellular Communications, Inc. dated as of April 5, 1996.

Exhibit 99.        Press Release dated April 6, 1996.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AIRTOUCH COMMUNICATIONS, INC.

                           By:      /s/ Mohan S. Gyani
                                    ------------------
                                    Mohan  S. Gyani
                                    Executive Vice President and
                                    Chief Financial Officer

Date:    April  9, 1996
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Exhibits Index

Exhibit 10. Agreement and Plan of Merger among AirTouch Communications, Inc., AirTouch Cellular and Cellular Communications, Inc. dated as of April 5, 1996.

Exhibit 99.        Press Release dated April 6, 1996.